Exhibit 99.2


                                 ConocoPhillips
                              Houston, Texas 77079


FINANCIAL HIGHLIGHTS
                                                           Millions of Dollars
                                              Three Months Ended       Six Months Ended
                                                    June 30                 June 30
                                                 2003    2002**         2003     2002**
Revenues
   Sales and other operating revenues*        $25,347     10,414      52,289       18,845
   Equity in earnings of affiliates               156         29         205           49
   Other income                                    92         22         178           51
                                            ----------  ---------   ---------  -----------
                                               25,595     10,465      52,672       18,945
                                            ----------  ---------   ---------  -----------
Costs and expenses
   Purchased crude oil and products            16,377      7,154      34,063       12,793
   Production and operating expenses            1,847        882       3,496        1,799
   Selling, general and administrative
    expenses                                      675        207       1,184          471
   Exploration expenses                           142         67         258          230
   Depreciation, depletion and amortization       847        395       1,696          791
   Property impairments                           146          8         174           18
   Taxes other than income taxes*               3,624        977       7,046        1,891
   Accretion on discounted contingent
    liabilities                                    35          6          68           11
   Interest and debt expense                      184        106         393          213
   Foreign currency transaction gains             (20)        (6)        (23)          (5)
   Preferred dividend requirements of
    capital trusts
     and minority interests                        13         12          27           25
                                            ----------  ---------   ---------  -----------
                                               23,870      9,808      48,382       18,237
                                            ----------  ---------   ---------  -----------
   Income from continuing operations before income
     taxes and subsidiary equity
      transactions                              1,725        657       4,290          708
   Gain on subsidiary equity transactions          28          -          28            -
                                            ----------  ---------   ---------  -----------
   Income from continuing operations before
    income                                      1,753        657       4,318          708
     taxes
   Provision for income taxes                     674        345       1,969          494
                                            ----------  ---------   ---------  -----------
   Income from continuing operations            1,079        312       2,349          214
   Income from discontinued operations, net
    of
     income taxes                                  59         39          81           35
                                            ----------  ---------   ---------  -----------
   Income before cumulative effect of change
    in
     accounting principle                       1,138        351       2,430          249
   Cumulative effect of change in accounting
    principle                                       -          -         145            -
                                            ----------  ---------   ---------  -----------
Net income                                     $1,138        351       2,575          249
                                            ==========  =========   =========  ===========

Income per share of common stock
   Basic
     Continuing operations                      $1.59       0.81        3.46         0.56
     Discontinued operations                     0.08       0.10        0.12         0.09
     Before cumulative effect of change in accounting
        principle                                1.67       0.91        3.58         0.65
     Cumulative effect of change in
      accounting principle                          -          -        0.21            -
     Net income                                 $1.67       0.91        3.79         0.65
   Diluted
     Continuing operations                      $1.58       0.81        3.44         0.55
     Discontinued operations                     0.08       0.10        0.12         0.10
     Before cumulative effect of change in accounting
        principle                                1.66       0.91        3.56         0.65
     Cumulative effect of change in
      accounting principle                          -          -        0.21            -
     Net income                                 $1.66       0.91        3.77         0.65

Average common shares outstanding (in thousands)
     Basic                                    680,028    383,913     679,784      383,130
     Diluted                                  684,188    386,711     683,867      385,927

  *Includes excise taxes on petroleum
   products sales:                             $3,387        819       6,535        1,583
**Restated for discontinued operations.

                                      1-1

                                 ConocoPhillips
                              Houston, Texas 77079

SELECTED FINANCIAL DATA
                                                                Millions of Dollars
                                                 Three Months Ended         Six Months Ended
                                                    June 30                    June 30
                                                   2003         2002          2003         2002
INCOME/(LOSS) FROM CONTINUING OPERATIONS
  BEFORE ACCOUNTING CHANGE
    E&P
      United States                                $516          280         1,192          435
      International                                 554           59         1,015           46
                                              ----------  -----------    ----------  -----------
         Total E&P                                1,070          339         2,207          481
                                              ----------  -----------    ----------  -----------
    Midstream                                        25           12            56           24
                                              ----------  -----------    ----------  -----------
    R&M
      United States                                 227           73           484          (19)
      International                                  74           (5)          188            -
                                              ----------  -----------    ----------  -----------
         Total R&M                                  301           68           672          (19)
                                              ----------  -----------    ----------  -----------
   Chemicals                                         12            7           (11)          (4)
   Emerging Businesses                              (23)          (3)          (57)          (8)
   Corporate and other                             (306)        (111)         (518)        (260)
                                              ----------  -----------    ----------  -----------
   Consolidated                                  $1,079          312         2,349          214
                                              ==========  ===========    ==========  ===========

CUMULATIVE EFFECT OF ACCOUNTING CHANGE
    E&P
      United States                                  $-            -           161            -
      International                                   -            -           (15)           -
                                              ----------  -----------    ----------  -----------
         Total E&P                                    -            -           146            -
                                              ----------  -----------    ----------  -----------
   Midstream                                          -            -             -            -
                                              ----------  -----------    ----------  -----------
   R&M
      United States                                   -            -            (1)           -
      International                                   -            -             -            -
                                              ----------  -----------    ----------  -----------
         Total R&M                                    -            -            (1)           -
                                              ----------  -----------    ----------  -----------
   Chemicals                                          -            -             -            -
   Emerging Businesses                                -            -             -
   Corporate and other                                -            -             -            -
                                              ----------  -----------    ----------  -----------
   Consolidated                                      $-            -           145            -
                                              ==========  ===========    ==========  ===========

INCOME FROM DISCONTINUED OPERATIONS
   Corporate and other                               59           39            81           35

SUMMARY OF NET INCOME/(LOSS)
   E&P
      United States                                $516          280         1,353          435
      International                                 554           59         1,000           46
                                              ----------  -----------    ----------  -----------
         Total E&P                                1,070          339         2,353          481
                                              ----------  -----------    ----------  -----------
   Midstream                                         25           12            56           24
                                              ----------  -----------    ----------  -----------
   R&M
      United States                                 227           73           483          (19)
      International                                  74           (5)          188            -
                                              ----------  -----------    ----------  -----------
         Total R&M                                  301           68           671          (19)
                                              ----------  -----------    ----------  -----------
   Chemicals                                         12            7           (11)          (4)
   Emerging Businesses                              (23)          (3)          (57)          (8)
   Corporate and other                             (247)         (72)         (437)        (225)
                                              ----------  -----------    ----------  -----------
Net income/(loss)                                $1,138          351         2,575          249
                                              ==========  ===========    ==========  ===========

                                      1-2

                                 ConocoPhillips
                              Houston, Texas 77079


SELECTED FINANCIAL DATA
                                              Three Months Ended          Six Months Ended
                                                    June 30                     June 30
                                                2003         2002           2003         2002
INCOME/(LOSS) FROM CONTINUING
   OPERATIONS
      Effective tax rate %                      38.4  %      52.5           45.6         69.8

                                             Millions of Dollars
FOREIGN CURRENCY GAINS/(LOSSES)
   AFTER-TAX
      E&P                                       $(24)          (7)           (14)          (5)
      Midstream                                    -            -              -            -
      R&M                                         10            2             11            5
      Chemicals                                    -            -              -            -
      Emerging Businesses                          1            -              -            -
      Corporate and other                         18           12             19            8
                                           ----------  -----------     ----------  -----------
                                                  $5            7             16            8
                                           ==========  ===========     ==========  ===========

CASH FLOWS FROM OPERATING ACTIVITIES
   Income from continuing operations          $1,079          312          2,349          214
   Depreciation, depletion and amortization      847          395          1,696          791
   Property impairments                          146            8            174           18
   Dry hole costs and leasehold impairment        54           32             94          141
   Accretion on discounted liabilities            35            6             68           11
   Deferred taxes                                 (1)         146            235           65
   Other                                        (149)         (27)           (82)         120
   Working capital changes                        91         (385)           803         (301)
                                           ----------  -----------     ----------  -----------
   Net cash provided by continuing
    operations                                 2,102          487          5,337        1,059
   Net cash provided by discontinued
    operations                                   158           43            102           50
                                           ----------  -----------     ----------  -----------
   Net cash provided by operating
    activities                                $2,260          530          5,439        1,109
                                           ==========  ===========     ==========  ===========

CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                             $381          257            707          526
      Foreign                                    786          444          1,472          692
                                           ----------  -----------     ----------  -----------
                                               1,167          701          2,179        1,218
   Midstream                                       2            -              4            -
   R&M                                           257          130            460          234
   Chemicals                                       -            9              -           19
   Emerging Businesses                            98            -            164            -
   Corporate and other                            50           34             76           48
                                           ----------  -----------     ----------  -----------
                                              $1,574          874          2,883        1,519
                                           ==========  ===========     ==========  ===========

OTHER
                                         At June 30, 2003         At December 31, 2002
   Total debt                                $17,569                      19,766
   Common stockholders' equity               $32,032                      29,517

                                      1-3

                                 ConocoPhillips
                              Houston, Texas 77079


OPERATING HIGHLIGHTS

                                        BY SEGMENT

                                             Three Months Ended           Six Months Ended
                                                  June 30                      June 30
                                                2003         2002            2003        2002
                                                         Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                                 331          339             334         346
          Lower 48                                57           31              58          32
                                           ----------  -----------     -----------  ----------
                                                 388          370             392         378
      Norway                                     214          119             220         118
      United Kingdom                              82           18              85          18
      Canada                                      31            1              32           1
      Nigeria                                     39           23              38          25
      China                                       27           11              25          12
      Indonesia                                   17            -              19           -
      Other                                       52            4              54           4
                                           ----------  -----------     -----------  ----------
      Total consolidated                         850          546             865         556
      Equity affiliates                          117            4              86           5
                                           ----------  -----------     -----------  ----------
         Total Worldwide                         967          550             951         561
                                           ==========  ===========     ===========  ==========

   Syncrude                                       19            -              18           -
                                           ==========  ===========     ===========  ==========

   Natural gas liquids produced
      United States
          Alaska*                                 23           25              24          26
          Lower 48                                21            1              20           1
                                           ----------  -----------     -----------  ----------
                                                  44           26              44          27
      Norway                                       7            4               8           5
      Canada                                      11            -              11           -
      Other                                        5            4               4           3
                                           ----------  -----------     -----------  ----------
         Total Worldwide                          67           34              67          35
                                           ==========  ===========     ===========  ==========

*Includes reinjected volumes sold lease-to-
 lease.                                           14           14              14          15

                                                     Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                                 162          160             175         164
          Lower 48                             1,311          689           1,324         711
                                           ----------  -----------     -----------  ----------
                                               1,473          849           1,499         875
      Norway                                     273          131             289         133
      United Kingdom                             952          189             977         181
      Canada                                     424           22             430          21
      Indonesia                                  246            -             235           -
      Other                                      117           95             115         107
                                           ----------  -----------     -----------  ----------
      Total consolidated                       3,485        1,286           3,545       1,317
      Equity affiliates                           11            -              11           -
                                           ----------  -----------     -----------  ----------
         Total Worldwide                       3,496        1,286           3,556       1,317
                                           ==========  ===========     ===========  ==========

   *Represents quantities available for sale. Excludes gas equivalent of NGL shown above.

   Liquefied natural gas sales                    91          114             111         116

                                      1-4

                                 ConocoPhillips
                              Houston, Texas 77079


OPERATING HIGHLIGHTS
                                               Three Months Ended            Six Months Ended
                                                     June 30                      June 30
                                                 2003          2002           2003          2002
E&P (continued)
                                             Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                             $27.19         24.40          29.32         21.55
            Lower 48                            27.34         24.53          29.44         21.64
               Total U.S.                       27.21         24.41          29.34         21.55
         International                          25.62         24.58          28.30         22.74
         Total consolidated                     26.33         24.46          28.76         21.93
         Equity affiliates                      16.85         21.06          18.02         17.91
            Total Worldwide                     25.19         24.44          27.82         21.90
      Natural gas-lease (per MCF)
         United States
            Alaska                               1.88          1.80           1.92          1.94
            Lower 48                             4.72          2.56           5.10          2.26
               Total U.S.                        4.58          2.51           4.96          2.25
         International                           3.47          2.20           3.70          2.31
         Total consolidated                      3.92          2.40           4.21          2.27
         Equity affiliates                       4.89             -           4.85             -
            Total Worldwide                      3.93          2.40           4.21          2.27

Midstream*
                                                        Thousands of Barrels Daily

   Natural gas liquids extracted
      Consolidated
         United States                             53             -             52             -
         International                             35             -             41             -
      Equity affiliates
         United States*                           110           119            112           118
         International                             11             -             11             -
                                            ----------   -----------     ----------   -----------
                                                  209           119            216           118
                                            ==========   ===========     ==========   ===========

*Represents 30.3 percent interest in Duke Energy Field Services LLC
 (DEFS)

                                                                  Per Barrel
U.S. product prices
Weighted average NGL**
    Consolidated                               $20.99             -          23.29             -
    DEFS                                        20.53         15.59          22.53         14.21

* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural-gas-liquids component and location mix.


                                      1-5

                                 ConocoPhillips
                              Houston, Texas 77079



                                               Three Months Ended                Six Months Ended
                                                     June 30                          June 30
                                                 2003          2002           2003                   2002
                                                                     Thousands of Barrels Daily
R&M
  United States
    Crude oil capacity                          2,168         1,660          2,168                  1,651
    Crude oil runs                              2,128         1,576          2,068                  1,496
    Refinery production                         2,357         1,732          2,305                  1,654

  International*
    Crude oil capacity                            442            72            442                     72
    Crude oil runs                                376            67            386                     66
    Refinery production                           407            63            421                     63

  U.S. Petroleum products outside sales
     Gasoline                                   1,381         1,159          1,356                  1,122
     Distillates                                  590           424            595                    432
     Aviation fuels                               164           185            164                    174
     Other products                               493           341            501                    368
                                            ----------   -----------     ----------   --------------------
                                                2,628         2,109          2,616                  2,096
  International                                   448            50            438                     52
                                            ----------   -----------     ----------   --------------------
                                                3,076         2,159          3,054                  2,148
                                            ==========   ===========     ==========   ====================

                                                                         Per Gallon
  U.S. Average sales prices**
     Automotive gasoline-wholesale              $1.02          0.87           1.06                   0.77
     Automotive gasoline-retail                  1.34          1.00           1.35                   0.91
     Distillates-wholesale                       0.85          0.69           0.95                   0.64


*    Includes ConocoPhillips' share of equity affiliates.

**   Excludes excise taxes.

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